                SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549

                            Form 8-A

         FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
              PURSUANT TO SECTION 12(b) OR (g) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

            INTERNATIONAL FOOD PRODUCTS GROUP, INC.
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)


Nevada                                             33-0903004
------                                             ----------
(State of incorporation                            (I.R.S. Employer
or organization)                                   Identification No.)


180 Newport Center Drive, Suite 180
Newport Beach, CA                                  92660
-----------------------------------                -----
(Address of principal executive offices)           (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class              Name of each exchange of which
   to be so registered              each class is to be registered

     Not Applicable                      Not Applicable
     --------------                      --------------

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-41644 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

               Common stock, par value of $0.001
               ---------------------------------
                        (Title of class)

Item 1. Description of Registrant's Securities to be Registered.

The description of securities contained in Registrant's
Registration Statement on Form SB-2, as amended, filed with the commission (File No. 333-41644) is incorporated by reference into this registration statement.

Item 2.  Exhibits

EXHIBIT
NUMBER                  DESCRIPTION
--------                --------------------
3.1                     Articles of Incorporation*
3.2                     By-Laws*
5                       Opinion on Legality*
23                      Consent of Morgan & Company *

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*Incorporated herein by reference to the exhibits of the same number in Registrant's Registration Statement on Form SB-2, as amended.

                            SIGNATURE

Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE: October 8, 2001


International Food Products Group, Inc.
Registrant

    /S/ Joseph R. Rodriguez, Jr.
By: ______________________________________
      Joseph R. Rodriguez, Jr., President


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